UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(RULE 14a-101)
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☑ Definitive Additional Materials
☐ Soliciting Material Pursuant to Section 240.14a-12

EASTGROUP PROPERTIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on May 25, 2011
EASTGROUP PROPERTIES, INC.

EASTGROUP PROPERTIES, INC.
190 E. CAPITOL STREET
SUITE 400
JACKSON, MS 39201
Meeting Information
Meeting Type:          Annual Meeting
For holders as of:    April 04, 2011
Date:  May 25, 2011    Time: 9:00 AM CDT

Location:	Corporate Offices 190 East Capitol Street Suite 400 Jackson, Mississippi 39201
You are receiving this communication because you hold shares in EastGroup Properties, Inc.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT      FORM 10-K
How to View Online:
Have the information that is printed in the box marked by the arrow è   XXXX XXXX XXXX    (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow è   XXXX XXXX XXXX    (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 12, 2011 to facilitate timely delivery.

— How To Vote —
Please Choose One of the Following Voting Methods
Vote In Person: You can vote in person at the Meeting by delivering your completed proxy card or by completing a ballot upon request at the Meeting. However, if you hold shares in a bank or brokerage account rather than in your own name, you must obtain a legal proxy from your bank or broker in order to vote at the Meeting.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow è   XXXX XXXX XXXX    available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote FOR all the nominees listed in proposal 1:

1.	Election of Directors

Nominees:

	01) D. Pike Aloian	05) David H. Hoster II
	02) H. C. Bailey, Jr.	06) Mary E. McCormick
	03) Hayden C. Eaves, III	07) David M. Osnos
	04) Fredric H. Gould	08) Leland R. Speed
The Board of Directors recommends you vote FOR proposals 2 and 3.
2.	Advisory vote to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2011 fiscal year.

3.	Advisory vote on executive compensation.
The Board of Directors recommends you vote 3 YEARS on the following proposal:
4.	Advisory vote on the frequency of future advisory votes on executive compensation.
NOTE: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.